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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 AUGUST 7, 2002


                         COMMISSION FILE NUMBER 0-27818

                             DOANE PET CARE COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                                              43-1350515
(State or Other Jurisdiction of                                (IRS Employer
 Incorporation or Organization)                              Identification No.)



                      210 WESTWOOD PLACE SOUTH, SUITE 400
                              BRENTWOOD, TN 37027
          (Address of Principal Executive Office, Including Zip Code)

                                 (615) 373-7774
              (Registrant's Telephone Number, Including Area Code)



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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information

         Not applicable.

(c)      Exhibits


       EXHIBIT
       NUMBER                         DESCRIPTION
       -------                        -----------

        99.1       --   Doane Pet Care Company press release dated August 7,
                        2002, entitled "Doane Pet Care Q2 2002 Results in Line with Expectations"


ITEM 9.   REGULATION FD DISCLOSURE.

            In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

            The registrant issued a press release dated August 7, 2002 announcing its 2002 second quarter results, which is attached to this Form 8-K as Exhibit 99.1.

            The Company also announced that as of June 29, 2002, it had a $1.8 million liability in its margin accounts associated with its derivative contracts for corn, soybean meal and natural gas commodity requirements for fiscal 2002.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DOANE PET CARE COMPANY

                                       By: /s/ PHILIP K. WOODLIEF
                                           ----------------------
                                           Philip K. Woodlief
                                           Vice President, Finance and Chief
                                           Financial Officer

                                       By: /s/ STEPHEN P. HAVALA
                                           ---------------------
                                           Stephen P. Havala
                                           Corporate Controller and Principal
                                           Accounting Officer


Date: August 7, 2002




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                                INDEX TO EXHIBITS


       EXHIBIT
       NUMBER                         DESCRIPTION
       -------                        -----------

        99.1        --  Doane Pet Care Company press release dated August 7,
                        2002, entitled "Doane Pet Care Q2 2002 Results in Line with Expectations"